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                                                                     EXHIBIT 4.1

---------------                                                    -----------
     NUMBER                                                           SHARES
       ***                                                             ***
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                                                           SEE REVERSE SIDE FOR
                                                           CERTAIN DEFINITIONS
                                                           CUSIP_______________

                        PINNACLE FINANCIAL PARTNERS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE


THIS CERTIFIES that____________________________________________________________

Is the owner of _______________________________________________________________

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK ($1.00 PAR VALUE) OF

                        PINNACLE FINANCIAL PARTNERS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

                                        [SEAL]


------------------------------------    --------------------------------------
Secretary                               President

Countersigned and Registered:
Registrar and Transfer Company, Canford, New Jersey
TRANSFER AGENT AND REGISTRAR


By:
   ---------------------------------
   Authorized Signature


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                        PINNACLE FINANCIAL PARTNERS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

     TEN COM - as tenants        UNIF GIFT MIN ACT --..........Custodian.......
               in common                            (Cust)              (Minor)
     TEN ENT - as tenants by                        under Uniform Gift to Minor
               the entireties
     JT TEN  - as joint tenants                     Act ............
               with right of                            (State)
               survivorship and
               not as tenants
               in common

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     ---------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- SHARES

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

_________________________________
(DATE)

________________________________________________________________________________
(SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.)

     KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. UPON WRITTEN REQUEST, PINNACLE FINANCIAL PARTNERS, INC. WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHANRGE, INFORMATION CONCERNING THE DESIGNATIONS, RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO THE SECURITIES INDICATED ON THE REVERSE SIDE HEREOF.